UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Escalon Medical Corp.

(Name of Registrant as Specified In Its Charter)

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Escalon Medical Corp. 435 Devon Park Drive, Building 100 Wayne, PA 19087 Tel.610-688-6830 • Fax. 610-688-3641

Notice of Annual Meeting of Shareholders
To Be Held June 30, 2011

To the Shareholders of Escalon Medical Corp.:

The annual meeting of shareholders of Escalon Medical Corp. will be held at 9:00 a.m., local time, on June 30, 2011, at the offices of the Company, 435 Devon Park Drive, Building 100, Wayne, PA 19087. At our annual meeting, our shareholders will act on the following matters:

1.	Election of two Class II directors, each for a term of three years and until their respective successors have been elected to serve;

2.	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011; and

3.	Any other matters that properly come before our annual meeting.

All shareholders of record as of the close of business on May 16, 2011 are entitled to vote at our annual meeting.

We have included our 2010 Annual Report to Shareholders with this Notice and accompanying proxy statement.

The rules of the Securities and Exchange Commission allow us to furnish proxy materials to our shareholders on the Internet. We believe that this process allows us to provide you with the information you need while lowering the costs associated with the annual meeting. You are cordially invited to attend the annual meeting in person. However, to ensure that your vote is counted at the annual meeting, please vote as promptly as possible. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET: www.proxyvote.com

2)	BY TELEPHONE: 1-800-579-1639

3)	BY E-MAIL*: sendmaterial@proxyvote.com

By Order of the Board of Directors,

Richard J. DePiano
Chairman and Chief Executive Officer

May 20, 2011
Wayne, Pennsylvania

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 30, 2011

THE ESCALON MEDICAL CORP. PROXY STATEMENT AND 2010 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

ESCALON MEDICAL CORP.

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of shareholders of Escalon Medical Corp. to be held on June 30, 2011, at the offices of the Company, 435 Devon Park Drive, Building 100, Wayne, PA 19087 at 9:00 a.m., local time, and at any adjournment, postponement or continuation of the annual meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about May 20, 2011. Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our” “Escalon” or the “Company” mean Escalon Medical Corp. and its subsidiaries.

Questions and Answers Regarding the Proxy Statement and Annual Meeting

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet or, upon your request, have delivered a printed version to you by mail. These materials are being provided in connection with our solicitation of proxies for use at the annual meeting of shareholders, to be held on June 30, 2011 at 9:00 a.m. local time or at any adjournment or postponement thereof. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 20, 2011 to the Company shareholders entitled to notice of and to vote at the meeting.

All shareholders will have the ability to access the proxy materials on the web site referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet.

You are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. The annual meeting will be held at the corporate headquarters located at 435 Devon Park Drive, Building 100, Wayne, PA 19087.

How can I obtain electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the annual meeting on the Internet; and

•	instruct us to send future proxy materials to you electronically by email.

The Company proxy materials are also available at www.proxyvote.com.

With respect to future annual meetings of shareholders, if you previously elected to access your proxy materials over the Internet, you will not receive a Notice or printed proxy materials in the mail. Instead you will receive an email with a link to the proxy materials and voting instructions.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you thereby lowering the costs associated with the annual meeting. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting web site. Your election to receive proxy materials by email will remain in effect until you terminate it.

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ABOUT OUR ANNUAL MEETING

What is the purpose of our annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two Class II directors, ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2011 and any other matters that properly come before our annual meeting. In addition, our management will report on our performance during fiscal 2010 and the latest interim period and respond to appropriate questions from shareholders.

VOTING

Who is entitled to vote at our meeting?

Holders of common stock of record at the close of business on the record date, May 16, 2011, are entitled to receive notice of and to vote at our annual meeting, and any adjournment, postponement or continuation of our annual meeting.

What are the voting rights of our shareholders?

As of the record date, 7,526,430 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our annual meeting.

Who can attend our annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend our annual meeting. Even if you currently plan to attend our annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our annual meeting.

If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our annual meeting.

What constitutes a quorum?

The presence at our annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at our annual meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

How do I vote?

You may vote using any of the following methods:

• By Internet or telephone

If you are a shareholder of record, you will need the control number included on the Notice to access the proxy statement and annual report. Follow the instructions in the Notice to vote your shares electronically on the Internet, or by calling the toll-free number referenced in the materials available on the Internet.

If you are a beneficial owner of shares, you may vote your shares electronically on the Internet by following the instructions sent to you by your broker, bank or other holder of record, or by calling the toll-free number referenced in the materials available on the Internet.

• By mail

If you are a shareholder of record, request from us, by following the instructions on the Notice, printed copies of the proxy statement and annual report, which will include a proxy card. If you are a beneficial owner of shares, follow the instructions from your broker, bank or other holder of record to request copies of the proxy statement and annual report, which will include a voting instruction form. Be sure to complete, sign and date the proxy card or voting instruction form and return it in the prepaid envelope.

• In person at the annual meeting

All shareholders of record may vote in person at the annual meeting. You can request a ballot at the meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the annual meeting.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on June 29, 2011. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials provided to you by your broker, bank or other holder of record. If you vote on the Internet or by telephone, you do not have to return a proxy card or voting instruction form. If you are located outside the U.S. please use the Internet or mail voting methods. Your vote is important. Your timely response can save us the expense of attempting to contact you again.

May I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our annual meeting in person and request that your proxy be revoked, although attendance at our annual meeting will not by itself revoke a previously granted proxy.

What are our Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

•	FOR election of our nominees for Class II directors (see pages 4 through 8); and

•	FOR ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

What vote is required to approve each matter?

Election of Class II Directors.  The two persons receiving the highest number of “FOR” votes cast by the holders of our common stock for election as Class II directors will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or persons otherwise entitled to vote the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will not be taken into account in determining the outcome of the election of Class II directors. We do not permit cumulative voting in the election of directors.

Ratification of Auditors.  The affirmative vote of a majority of the votes cast by the holders of shares of our common stock at the annual meeting will be required for the ratification of the selection of our independent registered public accounting firm for the fiscal year ending June 30, 2011. Abstentions and broker non-votes do not constitute votes cast and therefore will not affect the outcome of the vote.

Other Matters.  The affirmative vote of a majority of the votes cast by the holders of our common stock on the proposal will be required to approve any other matter that properly comes before our annual meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will not affect the outcome of the vote.

If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board of Directors, i.e., FOR the election of our nominees for Class II directors and FOR the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

Who will pay the costs of soliciting proxies on behalf of our Board of Directors?

We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and of any mailing this proxy statement. The solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table indicates, as of May 16, 2011, information about the beneficial ownership of our common stock by (1) each director as of May 16, 2011, (2) each Named Executive Officer, (3) all directors and executive officers as of May 16, 2011 as a group and (4) each person who we know beneficially owns more than 5% of our common stock. All such shares were owned directly with sole voting and investment power unless otherwise indicated.

	Outstanding	Percent	Underlying	Beneficial	Percent of
Name	Shares(1)	of Class	Options	Ownership	Class

Richard J. DePiano	144,278	1.9%	306,897	451,175	5.9%
Richard J. DePiano, Jr.	206	0.0%	112,367	112,573	1.4%
Robert M. O’Connor	—	0.0%	114,000	114,000	1.5%
Mark G. Wallace	—	0.0%	57,467	57,467	*
William L.G. Kwan	—	0.0%	80,000	80,000	1.2%
Jay L. Federman	12,072	0.2%	75,000	87,072	1.4%
Anthony J. Coppola	—	0.0%	55,000	55,000	*
Lisa A. Napolitano	—	0.0%	52,000	52,000	*
Fred G. Choate	—	0.0%	40,000	40,000	*
All Directors and Executive Officers
as a group (9 persons)	156,556	2.4%	892,731	1,049,287	13.9%

(*)	Less than one percent

(1)	Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part with the person’s spouse, or individually by his or her spouse. No shares held by board members or named executive officers are pledged as collateral.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the SEC. Based upon written representations received by us from our officers, directors and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors and 10% or greater shareholders during fiscal 2010, we believe all such filings required during the fiscal 2010 were made on a timely basis.

ELECTION OF DIRECTORS

ITEM 1 — ELECTION OF CLASS II DIRECTORS

Introduction

The election of our directors by our shareholders is governed by the Pennsylvania Business Corporation Law and our Bylaws. The following discussion summarizes these provisions and describes the process our Governance and Nominating Committee follows in connection with the nomination of candidates for election as directors by the holders of our common stock.

Governance and Nominating Procedures

Our Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates to stand for election to the Board of Directors at the annual meeting. Our Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the advance notice procedures in Section 2.3 of our Bylaws. These procedures are described under “Shareholder Proposals” in this proxy statement. The Governance and Nominating Committee may also consider director candidates proposed by our management. We have not utilized third-party executive search firms to identify candidates for director.

With the exception of applicable rules of the SEC and the Nasdaq Stock Marketsm, or Nasdaq, our Governance and Nominating Committee does not have any specific, minimum qualifications for candidates for election to our Board of Directors, and our Governance and Nominating Committee may take into account such factors as it deems appropriate. Our Governance and Nominating Committee examines the specific attributes of candidates for election to our Board of Directors and also considers the judgment, skill, diversity, business experience, the interplay of the candidate’s experience with the experience of the other members of our Board of Directors and the extent to which the candidate would contribute to the overall effectiveness of our Board of Directors.

Our Governance and Nominating Committee will utilize the following process in identifying and evaluating candidates for election as members of our Board of Directors:

•	Evaluation of the performance and qualifications of the members of our Board of Directors whose term of office will expire at the forthcoming annual meeting of shareholders and determination of whether they should be nominated for re-election.

•	Consideration of the suitability of the candidates for election, including incumbent directors.

•	Review of the qualifications of any candidates proposed by shareholders in accordance with our Bylaws, candidates proposed by management and candidates proposed by individual members of our Board of Directors.

•	After such review and consideration, propose to the Board of Directors a slate of candidates for election at the forthcoming annual meeting of shareholders.

Actions Taken by Our Governance and Nominating Committee

Our Governance and Nominating Committee met once in fiscal 2010, but our entire Board of Directors performed the functions of the Governance and Nominating Committee with respect to the nominating of candidates for election at the 2010 Annual Meeting. The Board of Directors met on May 11, 2011 for the purpose of nominating candidates for election as directors by our shareholders at our annual meeting of shareholders and approved the nomination of the persons named below.

Candidates for Election

Our Board of Directors currently consists of six members, four of whom are considered independent for purposes of the applicable Nasdaq rules. The current independent directors are Anthony J. Coppola, Lisa A. Napolitano, Fred G. Choate and William L. G. Kwan. Each director is elected for a three-year term and until his/her successor has been duly elected.

Two Class II directors are to be elected at our annual meeting. Unless otherwise instructed, the proxies solicited by our Board of Directors will be voted for the election of the nominees named below. The two Class II nominees currently serve as members of our Board of Directors.

If any of the nominees becomes unavailable for any reason, the proxies intend to vote for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on our Board of Directors for any reason may be filled by a majority vote of our directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

The names of the nominees for Class II directors and names of the Class I directors and Class III directors who will continue in office after our annual meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

Nominees for
Class II	Director	Year Term		Principal Occupation During Past Five
Name of Director	Since	Will Expire	Age	Years and Certain Directorships

Lisa A. Napolitano	2003	2013*	46	Tax Manager, Global Tax Management, Inc., a provider of compliance support services for both federal and state taxes, since 1998. Ms. Napolitano is a Certified Public Accountant in Pennsylvania. Ms. Napolitano qualifies for our Board and Audit Committee based on her extensive experience in public accounting and through her understanding of internal controls, accounting principals, business operations and regulatory compliance. We believe that Ms. Napolotano’s financial, operational and regulatory experience qualifies her to serve as a member of our Board and our Audit Committee.
Fred G. Choate	2005	2013*	63	Managing Member of Atlantic Capital Funding LLC, a venture capital fund, from 2003 to present, Managing Member of Atlantic Capital Management LLC, a venture capital fund, from 2004 to present; Baltic-American Enterprise Fund, a venture capital fund, Chief Investment Officer from 2003 to present; Managing Member of Greater Philadelphia Venture Capital Corp, a venture capital fund, from 1992 to present. Mr. Choate has been a director of Parke Bank since 2003. Mr. Choate was formerly a director of Escalon Medical from 1998 to 2003. Mr. Choate has extensive banking, business and industry experience, both in leadership positions, as Managing Member of several venture capital funds and his lengthy experience serving on boards of various companies. Mr. Choate’s substantial financial, banking, corporate, executive and operational experience, in addition to his prior board experience, qualify him to serve on our Board.

*	If elected at the Annual Meeting.

Directors Continuing in Office

Class I	Director	Year Term		Principal Occupation During Past Five
Name of Director	Since	Will Expire	Age	Years and Certain Directorships

William L.G. Kwan	1999	2012	69	Retired; Vice President of Business Development of Alcon Laboratories, Inc. a medical products company, from October 1996 to 1999, and Vice President of International Surgical Instruments from November 1989 to October 1999. Mr. Kwan’s executive and leadership experience in the Ophthalmology business provides him with a valuable perspective from which to contribute to the Board, as it oversees our Ophthalmology operations. We believe that Mr. Kwan’s executive, operational and financial experience qualifies him to serve as a member of our Board and our Audit Committee.
Anthony J. Coppola	2000	2012	73	Principal and operator of The Historic Town of Smithville, Inc., a real estate and commercial property company from 1988 to present; Retired Division President of SKF Industries, a manufacturing company, from 1963 to 1986. Mr. Coppola’s experience as an owner and operator of various companies enables him to provide our Board and management with an appropriate perspective on operations. Further, Mr. Coppola’s executive and leadership experience in managing a division of a global manufacturing company provides him with a valuable perspective from which to contribute to the Board and management. We believe that Mr. Coppola’s executive, operational and financial experience qualifies him to serve as a member of our Board and the Chairman of our Audit Committee.

Class III	Director	Year Term		Principal Occupation During Past Five
Name of Director	Since	Will Expire	Age	Years and Certain Directorships

Richard J. DePiano	1996	2011	69	Chairman and CEO of Escalon Medical Corp. since March 1997. CEO of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986; Chairman of the Board of Directors of PhotoMedex, Inc. Our Board has determined that Mr. DePiano’s lengthy and significant experience with us, including his operational, financial, accounting, executive and leadership qualify him to serve as our Chief Executive Officer and as Chairman of our Board of Directors.

Class III	Director	Year Term		Principal Occupation During Past Five
Name of Director	Since	Will Expire	Age	Years and Certain Directorships

Jay L. Federman, M.D.	1996	2011	71	Jay Federman, M.D. is an ophthalmologist subspecializing in the management of vitreo-retinal diseases with Associated Retinal Consultants. He is currently an Attending Surgeon at Wills Eye Institute and a Professor of Ophthalmology at Jefferson Medical College. His Directorships include the Research Department of Wills Eye Hospital from 1987 to 1995, Chief of the Department Ophthalmology of the Medical College of PA from 1994 to 2004, Co-Director of the Retina Service of Wills Eye Hospital from 1991 to 1999 and a Director of the Vitreo-Retinal Research Foundation of Philadelphia. He is a member of the American Academy of Ophthalmology, American College of Surgeons, American Ophthalmological Society, Association of Research in Vision and Ophthalmology, Club Jules Gonin, Macula Society, and the Retina and Vitreous Societies. Dr. Federman’s extensive and leadership experience in the practice of Ophthalmology provides him with a unique and valuable perspective from which to contribute to the Board and management, as it oversees our Ophthalmology operations. We believe that Dr. Federman’s lengthy experience with us, his practical, operational and medical experience qualifies him to serve as a member of our Board.

CORPORATE GOVERNANCE

The SEC and Nasdaq have adopted regulations and listing requirements that relate to our corporate governance. Our Board of Directors has adopted standards and practices in order to comply with those regulations that apply to us. We have has adopted a Code of Ethics, which can be accessed on our web site at www.escalonmed.com. Any amendment to our Code of Ethics will be reported on our web site and, to the extent required, in a Form 8-K current report filed with the SEC. Our independent directors meet at regularly scheduled meetings at which only independent directors are present.

We believe Shareholders are best served if the Board retains flexibility to decide what leadership structure works best for us based on the facts and circumstances existing from time to time. Currently, the offices of Chairman and CEO are held by the same person, Richard J. DePiano. The Board does not believe that its independence or performance would be enhanced by requiring that the Chairman be an independent director. The Board follows sound corporate governance practices to ensure its independence and effective functioning. Most importantly, four of the six directors are independent and meet regularly in scheduled executive sessions. These sessions are led by an independent director with clear duties to ensure proper checks and balances. In addition, the Board’s audit, compensation and governance committees are and have for many years been composed solely of independent directors. This means that oversight of critical issues such as the integrity of our financial statements and CEO and senior management compensation is entrusted to independent directors. The Board retains the right to review this determination as facts and circumstances change.

Our Board of Directors and Its Committees

Our Board of Directors met four times in fiscal 2010. Our Board of Directors has an Executive Committee, an Audit Committee, a Governance and Nominating Committee and a Compensation Committee. Each of our directors attended 75% or more of the meetings of our Board of Directors and committees of our Board on which that director serves.

Audit Committee

Our Audit Committee consists of Anthony J. Coppola, William L.G. Kwan and Lisa A. Napolitano. The Committee met five times in fiscal 2010. Each member of the Audit Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Consistent with the Sarbanes-Oxley Act of 2002, the Audit Committee has responsibility for:

•	the selection of our independent registered public accounting firm;

•	reviewing the scope and results of the audit;

•	reviewing related-party transactions; and

•	reviewing the adequacy of our accounting, financial, internal and operating controls.

Our Audit Committee operates pursuant to a written charter, the full text of which is available on our website.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Anthony J. Coppola, Fred G. Choate and Lisa A. Napolitano. The Committee met once in fiscal 2010. Each member of the Governance and Nominating Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Governance and Nominating Committee has responsibility for:

•	developing and recommending to the Board corporate governance guidelines, establishing procedures to ensure effective functioning of the Board;

•	reviewing of director compensation;

•	identifying individuals believed to be qualified to become members of our Board of Directors and to recommend to our Board of Directors nominees to stand for election as directors; and

•	Identifying members of our Board of Directors qualified to serve on the various committees of our Board of Directors.

Our Governance and Nominating Committee operates pursuant to a written charter, the full text of which is available on our website.

Compensation Committee

Our Compensation Committee consists of Anthony J. Coppola, Fred G. Choate and Lisa A. Napolitano. The Committee met one time in fiscal 2010. Each member of the Compensation Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Compensation Committee has responsibility for:

•	the annual review and determination of the compensation of our executive officers;

•	providing annual compensation recommendations to our Board of Directors for all of our officers;

•	determining the employees who participate in our equity incentive plans and the provision of recommendations to our Board of Directors as to individual stock option grants and other awards; and

•	the general oversight of our employee benefit plans.

Our Compensation Committee operates pursuant to a written charter, the full text of which is available on our website. Our Compensation Committee’s charter reflects these responsibilities, and the Compensation Committee and our Board of Directors reviews the charter annually.

Director — Shareholder Communications

Our shareholders may communicate with our Board of Directors through our Secretary. Shareholders who wish to communicate with any of our directors may do so by sending their communication in writing addressed to a particular director, or in the alternative, to “Non-management Directors” as a group, in care of our Secretary at our headquarters, 435 Devon Park Drive, Building 100, Wayne, PA 19087. All such communications that are received by our Secretary will be promptly forwarded to the addressee or addressees set forth in the communication.

We actively encourage our directors to attend our annual meetings of shareholders because we believe director attendance at our annual meetings provides our shareholders with an opportunity to communicate with the members of our Board of Directors. All of our directors attended our 2009 annual meeting of shareholders held in 2010 and intend to be in attendance at our 2010 annual meeting.

EXECUTIVE OFFICERS OF THE COMPANY

Our executive officers are as follows:

Name	Age	Position

Richard J. DePiano	69	Chairman and Chief Executive Officer
Richard J. DePiano, Jr.	44	President and General Counsel
Mark G. Wallace	41	Chief Operating Officer
Robert M. O’Connor	49	Chief Financial Officer

Mr. DePiano has been a director since February 1996 and has served as our Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano also serves Chairman of the Board of Directors of PhotoMedex, Inc.

Mr. DePiano, Jr. was appointed our Chief Operating Officer and General Counsel December 28, 2006. Mr. DePiano, Jr. joined us in November of 2000 as Vice President Corporate and Legal Affairs. Prior to joining us, Mr. DePiano, Jr. worked with Forceno & Arangio, L.L.P., from September 1998 until November 2000 as a Senior Associate representing individual and business clients in various areas of the law including mergers and acquisitions, automotive dealership representation, family, small and emerging businesses, securities law, venture capital financing, consumer finance and general corporate and commercial matters. Prior to this Mr. DePiano, Jr. was in private law practice since 1992. He served as President in 2008 and 2009 and was a member of the Board of Directors of the Delaware Valley Corporate Counsel Association from 2005 until 2010 (“DELVACCA”). Mr. DePiano, Jr. also serves as the Chairman of the Nominations Committee, Chairman of the Law School Initiative Committee and member of the Pro-Bono Committee of DELVACCA. He also is Vice Chairman of the Board of Directors of the Montgomery County Industrial Development Authority.

Mr. Wallace was appointed our Chief Operating Officer on January 1, 2008. Mr. Wallace has worked with us since 1997. Previous to being appointed Chief Operating Officer he was Executive Vice President of our Escalon Digital Solutions and Trek Medical subsidiaries. He has jointly held the position of Vice President-Quality, with quality and regulatory responsibilities for all of the our companies, and has also previously served as Operations Manager at Sonomed, Inc. and Quality Manager of Escalon Medical. He had previously worked with Lunar Corp (now GE Healthcare) and Trek Medical. He holds a BS Industrial Engineering and a MS Manufacturing Systems Engineering, both from the University of Wisconsin-Madison, is a senior member of the American Society of Quality, and has over 18 years experience in the medical device industry.

Mr. O’Connor was appointed our Chief Financial Officer on June 30, 2006. Mr. O’Connor joined us from BDO Seidman, LLP where he served as a senior manager from 2004. His prior experience includes both public and private accounting roles as a manager at PricewaterhouseCoopers, LLP where he served in the middle market advisory services group from 1998 until 2000, and positions of controller and chief financial officer of Science Dynamics, a manufacturer of high tech telecom equipment, from 2000 until 2002 and Ianieri & Giampapa, LLC, a certified public accounting firm from 2002 until 2004. Mr. O’Connor holds an MBA from Rutgers University — Graduate School of Management and a B.S. from Kean University. He is a certified public accountant and a member of the American Institute of Certified Public Accountants (AICPA).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

Our Compensation Committee is responsible for reviewing and approving the annual compensation of our executive officers and our nonemployee directors.

Our Compensation Committee is composed solely of directors who are not our current or former employees, and each is independent under the current listing standards of Nasdaq. The Board of Directors has delegated to our Compensation Committee the responsibility to review and approve our compensation and benefits plans, programs and policies, including the compensation of the chief executive officer and our other executive officers as well as middle-level management and other key employees. The Compensation Committee administers all of our executive compensation programs, incentive compensation plans and equity-based plans and provides oversight for all of our other compensation and benefit programs.

The key components of the compensation program for executive officers are base salary, bonus and long-term incentives in the form of stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn superior rewards when merited by individual and corporate performance.

Objectives of Compensation Program

Our Compensation Committee intends to govern and administer compensation plans to support the achievement of our long-term strategic objectives, to enhance shareholder value, to attract, motivate and retain highly qualified employees by paying them competitively and rewarding them for their own and our success.

We have no retirement plans or deferred compensation programs in effect for our non-employee directors except for our 401(k) plan in which the executive officers are eligible to participate and our executive officers and our Supplemental Executive Retirement and Benefit Agreement with Richard J. DePiano, our Chairman and Chief Executive Officer. Compensation is generally paid as earned. We do not have an exact formula for allocating between cash and non-cash compensation, which has been in the form of stock options. We do not have a nonequity incentive plan, as that term is used in the FASB issued authoritative guidance related to share based payments.

To the extent consistent with the foregoing objectives, our compensation committee also intends to maximize the deductibility of compensation for tax purposes. The committee may, however, decide to exceed the tax deductible limits established under Section 162(m) of the Internal Revenue Code, of 1986, as amended, or the Code, when such a decision appears to be warranted based upon competitive and other factors.

What Our Compensation Program Is Designed to Reward

The key components of the compensation program for executive officers are base salary, bonus and long-term incentives in the form of stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn superior rewards when merited by individual and corporate performance.

Stock price performance has not been a factor in determining annual compensation insofar as the price of our common stock is subject to a number of factors outside our control. We have endeavored through the grants of stock options to the executive officers to incentivize individual and team performance, providing a meaningful stake in us and linking them to a stake in our overall success.

Elements of Our Compensation Plan and How Each Element Relates to Objectives

There are three primary elements in the compensation package of our executive officers: base salary, bonus and long-term incentives.

Base Salaries

Base salaries for our executive officers are designed to provide a base pay opportunity that is appropriately competitive within the marketplace. Adjustments to each individual’s base salary are made in connection with annual performance reviews in addition to the assessment of market competitiveness.

Bonus

Our Compensation Committee establishes a bonus program for executive officers and other managers and key employees eligible to participate in the program. The program is based on a financial plan for the fiscal year and other business factors. The amount of bonus, if any, hinges on corporate profitability and our overall cash position, and on the performance of the participant in the program. Provision for bonus expense is typically made over the course of a fiscal year. The provision becomes fixed, based on the final review of the Compensation Committee, which is usually made after the financial results of the fiscal year have been reviewed by our independent accountants. For fiscal 2010, there were two factors that determined executive bonuses, our profitability and a discretionary component. Profitability is the dominant factor under the bonus plan. For the year ended June 30, 2010, Mr. DePiano, Mr. DePiano, Jr. Mr. Wallace and Mr. O’Connor did not receive a bonus due to net loss incurred during this period.

Long-Term Incentives

Grants of stock options under our stock option plans are designed to provide executive officers and other managers and key employees with an opportunity to share, along with shareholders, in our long-term performance. Stock option grants are generally made annually to all executive officers, with additional grants being made following a significant change in job responsibility, scope or title or a significant achievement. The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with us, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

Stock options granted under the various stock option plans generally have had a five-year vesting schedule and generally have been set to expire ten years from the date of grant. The exercise price of options granted under the stock option plans is at no less than 100% of the fair market value of the underlying stock on the date of grant. The number of stock options granted to each executive officer is determined by the Compensation Committee based upon several factors, including the executive officer’s salary, performance and the estimated value of the stock at the time of grant, but the Compensation Committee has the flexibility to make adjustments to those factors in its discretion.

How Amounts Were Selected for Each Element of an Executive’s Compensation

Each executive’s current and prior compensation is considered in setting future compensation. Base salary and the long-term incentives are not set with reference to a formula.

A target bonus, or portion thereof, is earned, based on fulfillment of conditions, paramount of which is our profitability.

As a general rule option awards are made in the first or second quarter of a year and after the financial results for the prior year have been audited and reported to the board of directors. Grants and awards are valued, and exercise prices are set, as of the date the grant or award is made. Exceptions to the general rule may arise for grants made to recognize a promotion or to address the effect of expiring options.

The Compensation Committee has considered whether our overall compensation program for employees in fiscal 2010 creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted, the uniformity of compensation practices across our Company, as a baseline for bonus plan targets for our management.

Accounting and Tax Considerations

On July 1, 2007, we adopted in the FASB issued authoritative guidance related to share based payments. Under this accounting standard, we are required to value stock options granted in fiscal year 2007 and in subsequent fiscal years under the fair value method and expense those amounts in the income statement over the vesting period of the stock option. We were also required to value unvested stock options granted prior to our adoption of the FASB issued authoritative guidance related to share based payments under the fair value method and amortize such expense in the income statement over the stock option’s remaining vesting period. A material portion of such amortizing expense relates to option grants made to our executive officers.

Under Section 162(m) of the Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. The compensation committee has been advised that based upon prior shareholder approval of the material terms of our stock option plans, compensation under these plans is excluded from this limitation, provided that the other requirements of Section 162(m) are met. However, when warranted based upon competitive and other factors, the compensation committee may decide to exceed the tax deductible limits established under Section 162(m) Code. The base salary provided to each executive in 2008, 2009 and 2010 did not exceed the limits under Section 162(m) for tax deductibility; no executive exercised any options in 2008, 2009 or 2010.

Overview of Executive Employment Agreements

On May 12, 1998, we entered into an employment agreement with Richard J. DePiano, our Chairman and Chief Executive Officer. The initial term of the employment agreement commenced on May 12, 1998 and continued through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party’s determination not to renew the agreement. The current base salary provided under the agreement, as adjusted for yearly cost of living adjustments, is $313,303 per year, and the agreement provides for additional incentive compensation in the form of a cash bonus to be paid to Mr. DePiano at the discretion of our Board of Directors. The agreement also provides for health and long-term disability insurance and other fringe benefits as well as an automobile allowance.

On June 23, 2005, we entered into a Supplemental Executive Retirement Benefit Agreement with Mr. DePiano. The agreement provides for the payment of supplemental retirement benefits to Mr. DePiano in the event of his termination of service Mr. DePiano with us under the following circumstances:

•	If Mr. DePiano retires, we are obligated to pay Mr. DePiano $8,000 per month for life, with payments commencing the month after retirement. If Mr. DePiano were to die within a period of three years after such retirement, we would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to the covered executive and his beneficiaries in the aggregate.

•	If Mr. DePiano dies before his retirement, while employed by us, we would be obligated to make 36 monthly payments to his beneficiaries of $8,000 per month commencing in the month after his death.

•	If Mr. DePiano were to become permanently disabled while employed by us, we would be obligated to pay him $8,000 per month for life, with payments commencing the month after he suffers such disability. If Mr. DePiano were to die within three years after suffering such disability, we would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to Mr. DePiano and his beneficiaries in the aggregate.

•	If Mr. DePiano’s employment with is terminated by us, or if he terminates his employment with us for good reason, as defined in the agreement, we would be obligated to pay him $8,000 per month for life. If Mr. DePiano were to die within a period of three years after such termination, we would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to him and his beneficiaries in the aggregate.

•	During the fourth quarter of fiscal 2005, we recorded as an expense in our consolidated statement of income, $1,027,821, which represents the present value of the supplemental retirement benefits awarded.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth certain summary information concerning compensation that we paid or accrued to or on behalf of each of our executive officers during each of the fiscal years ended June 30, 2010, 2009 and 2008 (the “Named Executive Officers”).

				Stock	Option	Incentive Plan	Compensation	All Other
Principal Position	Year	Salary	Bonus	Awards	Awards(1)	Compensation	Earnings	Compensation(2)	Total

Richard J. DePiano	2010	$313,303	$—		$38,580			$22,233	$374,116
Chairman and Chief	2009	$349,319	$—		$51,856			$20,040	$421,215
Executive Officer	2008	$336,343	$—	$—	$57,653	$—	$—	$9,600	$403,596
Richard J. DePiano, Jr.	2010	$167,670	$—		$27,301			$9,600	$204,571
President and	2009	$191,407	$—		$16,592			$9,600	$217,599
General Counsel	2008	$180,000	$—	$—	$18,448	$—	$—	$9,600	$208,048
Robert M. O’Connor	2010	$191,330	$—		$19,247			$9,600	$220,177
Chief Financial Officer	2009	$217,062	$—		$16,592			$9,600	$243,254
	2008	$205,400	$—	$—	$8,547	$—	$—	$9,600	$223,547
Mark G. Wallace	2010	$147,150	$—		$11,267				$158,417
Chief Operating Officer	2009	$161,004	$—		$4,428				$165,432
	2008	$93,246	$60,000	$—	$2,849	$—	$—	$—	$156,095

(1)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2010, in accordance with FASB ASC Topic 718, formerly SFAS 123(r). Assumptions used in the calculation of these amounts are included in Note 2 to the Consolidated Financial Statements. There were no forfeitures during 2010. The options granted to Mr. DePiano, Sr. vest over a two-year period; options granted to Mr. DePiano, Jr., Mr. O’Connor and Mr. Wallace vest over a five-year period (see “Long-Term Incentives” under Compensation Discussion and Analysis). No options were exercised by the named executives during the year ended June 30, 2010.

(2)	Includes payment of an automobile allowance and insurance premiums paid for life insurance.

Grants of Plan Based Awards

The following table sets forth certain information regarding plan-based awards granted during the fiscal year ended June 30, 2010.

								All
								Other			Grant
								Stock	All Other		Date
								Awards	Option		Fair
								Number	Awards	Exercise	Value
		Estimated Future Payouts			Estimated Future Payouts			of	Number of	or Base	of Stock
		Under Non-Equity Incentive			Under Equity Incentive			Shares	Securities	Price of	and
	Grant	Plan Awards			Plan Awards			of Stock	Underlying	Option	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Award(1)

Richard J. DePiano	11/16/2009	—	—	—	—	—	—	—	20,000	$1.51	$23,971
Richard J. DePiano, Jr.	11/16/2009	—	—	—	—	—	—	—	12,000	$1.51	$14,382
Robert M. O’Connor	11/16/2009	—	—	—	—	—	—	—	14,000	$1.51	$16,780
Mark G. Wallace	11/16/2009	—	—	—	—	—	—	—	10,000	$1.51	$11,985

(1)	Represents the fair value on date of grant in accordance with FASB ASC Topic 718, formerly SFAS 123(r). Assumptions used in the calculation of these amounts are included in Note 2 to the Consolidated Financial Statements. There were no forfeitures during 2010. The options granted to Mr. DePiano, Sr. vest over a two-year period; options granted to Mr. DePiano, Jr., Mr. O’Connor and Mr. Wallace vest over a five-year period years (see “Long-Term Incentives” under Compensation Discussion and Analysis). No options were exercised by the named executives during the year ended June 30, 2010.

Outstanding Equity Plan Based Awards at Fiscal Year-End — 2010

The following table sets forth certain information regarding grants of equity awards held by the named executive officers as of June 30, 2010.

Option Awards
			Equity
			Incentive
			Plan Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option	Option
	Options	Options	Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options	Price	Date

Richard J. DePiano	45,000	—	—	$2.38	11/1/2010
	50,000	—	—	$2.77	11/1/2011
	10,417	—	—	$1.45	8/13/2112
	25,000	—	—	$6.94	11/10/2013
	25,000	—	—	$6.19	8/17/2014
	40,000	—	—	$8.06	8/16/2015
	15,200	—	—	$2.65	11/9/2016
	25,000			$3.05	11/13/2017
	22,917	2,083	2,083	$2.22	9/26/2018
	6,667	13,333	13,333	$1.51	11/16/2019
Richard J. DePiano, Jr.	700	—	—	$2.38	11/1/2010
	1,100	—	—	$2.77	11/1/2011
	3,567	—	—	$1.45	8/13/2112
	10,000	—	—	$6.94	11/10/2013
	25,000	—	—	$6.19	8/17/2014
	20,000	—	—	$8.06	8/16/2015
	14,666	5,334	5,334	$2.65	11/9/2016
	10,666	9,334	9,334	$3.05	11/13/2017
	7,000	13,000	13,000	$2.22	9/26/2018
	1,600	10,400	10,400	$1.51	11/16/2019
Robert M. O’Connor	60,000			$5.05	6/29/2016
	10,334	9,334	9,334	$3.05	11/13/2017
	7,000	13,000	13,000	$2.22	9/26/2018
	1,867	12,133	12,133	$1.51	11/16/2019
Mark G. Wallace	2,666	2,334	2,334	$3.05	11/13/2017
	7,000	13,000	13,000	2.22	9/26/2018
	1,333	8,667	8,667	1.51	11/16/2019

(1)	These options were granted under our 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. The options granted to Mr. DePiano, Sr. vest over a two-year period. Options granted to Mr. DePiano, Jr., Mr. O’Connor and Mr. Wallace vest over a five-year period. No options were exercised by the named executives during the fiscal year ended June 30, 2010.

Potential Payments upon Termination or Change-in-Control

If Mr. DePiano’s employment with us is terminated by the Company or if he terminates his employment with us for good reason, as defined in the agreement, we would be obligated to pay him $8,000 per month for life. If Mr. DePiano were to die within a period of three years after such termination, we would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to him and his beneficiaries in the aggregate.

Mr. O’Connor, pursuant to his offer letter, will be entitled to a severance payment equal to 100% of his annual base salary and an increase of his annual base salary to $250,000 in connection with a change of control.

If a change of control had occurred on June 30, 2010, the aggregate amount of payments would have been $288,000 to Mr. DePiano and $250,000 to Mr. O’Connor.

The following table shows securities authorized for issuance under equity compensation plans.

Number of
Securities
Remaining
Available
for Future
	Number of		Issuance
	Shares to be		Under Equity
	Issued Upon	Weighted-Average	Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding	Outstanding	Securities
	Stock Options	Stock Options	Reflected in Column
Plan Category	(a)	(b)	(a)(c)

Equity Compensation plans approved by stockholders	849,438	$2.21	129,575
Equity Compensation plans not approved by stockholders	—	—	—

	849,438	$2.21	129,575

Report of Our Compensation Committee

The following report of our Compensation Committee does not constitute proxy solicitation material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of or the Exchange Act, except to the extent that we specifically incorporate this Compensation Committee report by reference therein.

We have reviewed and discussed with management the Compensation Discussion and Analysis to be included in our Form 10-K for the year ended June 30, 2010. Based on the reviews and discussions referred to above, we recommend to our Board of Directors that the Compensation Discussion and Analysis referred to above be included in our Form 10-K for the year ended June 30, 2010.

Compensation Committee:
Anthony J. Coppola
Fred G. Choate
Lisa A. Napolitano

October 26, 2010

COMPENSATION OF DIRECTORS

None of our directors were paid any directors fees by us during the fiscal year ended June 30, 2010. Directors are reimbursed for expenses incurred in connection with attending meetings of the Board and Board Committees.

Compensation Committee Interlocks and Insider Participation

No members of our compensation committee are former or current officers, or have other interlocking relationships, as defined by the SEC.

Related Person Transactions

We recognize that related person transactions present a heightened risk of conflicts of interest and can create the appearance of a conflict of interest. Therefore, all proposed related person transactions are disclosed to our Audit Committee and our Board of Directors before we enter into the transaction, and, if the transaction continues for more than one year, the continuation is reviewed annually by our Board of Directors.

We and a member of the our Board of Directors, Jay L. Federman, are founding and equal members of Ocular Telehealth Management, LLC (“OTM”). OTM is a diagnostic telemedicine company providing remote examination, diagnosis and management of disorders affecting the human eye. OTM’s initial solution focuses on the diagnosis of diabetic retinopathy by creating access and providing annual dilated retinal examinations for the diabetic population. OTM was founded to harness the latest advances in telecommunications, software and digital imaging in order to create greater access and a more successful disease management for populations that are susceptible to ocular disease. Through June 30, 2010, we had invested $399,000 in OTM and owned 45% of OTM. We will provide administrative support functions to OTM. For the year ended June 30, 2010, OTM recorded losses of $74,911.

Richard J. DePiano, Sr., our Chief Executive Officer., participated in an accounts receivable factoring program that we implemented. Under the program, Mr. DePiano advanced to us $157,332 which represented 80% of an amount due from a Drew customer in Algeria, as of June 30, 2010 the entire amount of the receivable has been collected. The receivable from Algeria, was not eligible to be sold to our usual factoring agent. Interest on the transaction is 1.75% per month, which is equal to the best price offered by our usual factoring agent. The transaction excluded fees typically charged by the factoring agent and provided much needed liquidity to us. Mr. DePiano was paid back in full and was paid $6,351 in interest on the transaction during the year ended June 30, 2010.

AUDIT AND NON-AUDIT FEES

Our Audit Committee approves the fees and other significant compensation to be paid to our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. We provide appropriate funding, as determined by our Audit Committee, for payment of fees and other significant compensation to our independent registered public accounting firm. Our Audit Committee also preapproves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for us by our independent registered public accounting firm. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent public auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Our Audit Committee reviewed and discussed with its current independent registered public accounting firm, Mayer Hoffman McCann P.C. , the following fees for services rendered for the 2010 fiscal year and considered the compatibility of any non-audit services with Mayer Hoffman McCann P.C.’s independence. A representative of the Company’s independent registered public accounting firm, Mayer Hoffman McCann P.C., is expected to attend our annual meeting. A representative Mayer Hoffman McCann P.C., will have an opportunity to make a statement and respond to questions at our annual meeting.

Audit Fees.  Mayer Hoffman McCann, our independent registered public accounting firm, billed us $158,026 and $224,975 in total for the fiscal years ended June 30, 2010 and 2009, respectively in connection with the audit of our annual consolidated financial statements.

Audit Related Fees.  We did not pay any audit related fees to Mayer Hoffman McCann P.C. during fiscal years ended June 30, 2010 and 2009.

Tax Fees.  We did not pay any fees to Mayer Hoffman McCann P.C. for tax services during the fiscal years ended June 30, 2010 and 2009.

All Other Fees.  We did not pay any fees to Mayer Hoffman McCann P.C. for all other services during the fiscal years ended June 30, 2010 and 2009.

Report of the Audit Committee

The following report of our Audit Committee shall not be deemed proxy solicitation material, and shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act of 1933.

The Audit Committee of our Board of Directors was established in accordance with the Exchange Act and reviews the financial reporting process, including the overview of our financial reports and other financial information we provide to governmental or regulatory bodies, the public and others who rely thereon; our systems of internal accounting and financial controls; the selection, evaluation and retention of our independent registered public accounting firm; and the annual independent audit of our financial statements.

Each of our Audit Committee members satisfies the independence requirements of the Exchange Act and Nasdaq rules and complies with the financial literacy requirements thereof. Our Board of Directors has determined that all members of Audit Committee, Anthony J. Coppola, Lisa A. Napolitano and William L.G. Kwan, satisfy the financial expertise requirements and have the requisite experience as defined by the SEC’s rules. Our Board of Directors adopted a written charter for our Audit Committee. The full text of the Audit Committee Charter as currently in effect is available on our web site. Our Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

Our Audit Committee has reviewed our audited consolidated financial statements and discussed those statements with management. Our Audit Committee has also discussed with Mayer Hoffman McCann P.C., our independent registered public accounting firm during fiscal 2010, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our Audit Committee received from Mayer Hoffman McCann P.C. and reviewed the written disclosures required by applicable requirement of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with Mayer Hoffman McCann P.C. matters relating to its independence. Our Audit Committee also considered the compatibility of the provision of non-audit services by Mayer Hoffman McCann P.C. with the maintenance of Mayer Hoffman McCann P.C.’s independence.

On the basis of these reviews and discussions, our Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 and be filed with the SEC.

Submitted by:
Audit Committee
Anthony J. Coppola
William L.G. Kwan
Lisa A. Napolitano
September 15, 2010

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2011 annual meeting of shareholders must deliver such proposal in writing to our Secretary at our principal executive offices at 435 Devon Park Drive, Building 100, Wayne, PA 19087 within a reasonable time prior to printing of our proxy materials.

Pursuant to Section 2.3 of our Bylaws, if a shareholder wishes to present at our 2011 annual meeting of shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Governance and Nominating Committee of our Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Governance and Nominating Committee in care of our Secretary, for nomination proposals only, or to the attention of our Secretary for all other matters, at our principal executive offices at 435 Devon Park Drive, Building 100, Wayne, PA 19087 during the period commencing on August 1, 2011 and ending on August 31, 2011.

A written proposal of nomination for a director must set forth:

•	the name and address of the shareholder who intends to make the nomination (the “Nominating Shareholder”);

•	the name, age, business address and, if known, residence address of each person so proposed;

•	the principal occupation or employment of each person so proposed for the past five years;

•	the number of shares of our capital stock beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock;

•	a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person’s proposal for nomination and election as a director and actions to be proposed or taken by such person as a director;

•	the written consent of each person so proposed to serve as a director if nominated and elected as a director; and

•	such other information regarding each such person as would be required under the proxy rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

Only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our Bylaw provisions as summarized herein will be eligible for consideration by the Governance and Nominating Committee to be nominated for election as a member of our Board of Directors at our 2011 annual meeting of shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2011 annual meeting of shareholders.

A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders. Only shareholder proposals submitted in accordance with the Bylaw provisions summarized above will be eligible for presentation at our 2011 annual meeting of shareholders, and any matter not submitted to our Board of Directors in accordance with such provisions will not be considered or acted upon at our 2011 annual meeting of shareholders.

(PROPOSAL NO. 2)

RATIFICATION OF SELECTION OF AUDITORS

Our Audit Committee has appointed the firm of Mayer Hoffman McCann P.C. as our independent public accounting firm for the year ending June 30, 2011.

The appointment of auditors is approved annually by the Audit Committee. In making its recommendations appointment, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.

Although not required by law or by our Bylaws, our Board of Directors has determined that it would be desirable to request ratification of this appointment by the shareholders. If ratification is not received, the Audit Committee will reconsider the appointment. A representative of Mayer Hoffman McCann P.C. is expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

OTHER MATTERS

Our Board of Directors does not know of any matters to be presented for consideration at our annual meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,

Richard J. DePiano
Chairman and Chief Executive Officer

May 20, 2011
Wayne, Pennsylvania

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following Class II Directors:
		☐	☐	☐
1.	Election of Directors Nominees

01 Lisa A. Napolitano	02 Fred G. Choate

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2 To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011; and	☐	☐	☐

NOTE: Any other matters that properly come before our annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

ESCALON MEDICAL CORP.
Annual Meeting of Shareholders To Be Held June 30, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS.
The undersigned hereby appoints Richard J. DePiano and Mark Wallace, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the “Proxies”), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of shareholders (the “Annual Meeting”) of Escalon Medical Corp. (the “Company”) to be held at the offices of the Company 435 Devon Park Drive, Building 100, Wayne, Pennsylvania, on June 30, 2011 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned if personally present, would be entitled to vote.
This proxy, when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted “FOR” each nominee listed for Class II Directors and “FOR” to ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.
Continued and to be signed on reverse side